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                                                                 Exhibit 24.2



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


     We have issued our report dated February 21, 1996, accompanying the consolidated financial statements incorporated by reference of Greater China Corporation on Form 10-KSB for the year ended September 30, 1995. We hereby consent to the incorporation by reference of said report in the Registration Statement of Greater China Corporation on Form S-8.



Parsippany, New Jersey                       GRANT THORNTON LLP
October 14, 1996